UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

Techpoint, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55843	80-0806545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2550 N. First Street, #550 San Jose, CA	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including, Area Code: (408) 324-0588

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Japanese Depositary Shares, each representing one Share of Common Stock, $0.0001 par value per share	M-6697	Tokyo Stock Exchange (Growth Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information under the caption “Non-GAAP Financial Information” in Item 7.01 below is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

Financial Results Forecast

On November 8, 2024 (Japanese Standard Time), Techpoint, Inc. (together with its wholly-owned subsidiaries, the “Company”, “we”, “us” and “our”) filed with the Tokyo Stock Exchange a Japanese report referred to as “Kessan Tanshin”, which contained the Company’s unaudited financial results for the quarter ended September 30, 2024 (the “Tanshin”).

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

The Tanshin is substantially the same as the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, except the following supplemental information:

•
In the Tanshin, the Company included a revised financial result forecast for the year ending December 31, 2024. These forecasted financial results were revised from the forecasted financial results for the year ending December 31, 2024 presented in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2024.

The following table contains the revised forecasted financial results for the year ending December 31, 2024 (in thousands, except for percentages and per share amounts):

Year Ending December 31,	Revenue	Income from Operations	Income Before Income Taxes	Net Income	Non-GAAP Net Income (1)
2024 Previous - Current	$72,206	$17,321	$19,321	$17,196	$18,620
	¥10,305,962	¥2,472,226	¥2,757,686	¥2,454,385	¥2,657,633
2024 Forecast - Current	$70,576	$17,991	$20,934	$18,448	$19,811
	¥10,073,312	¥2,567,855	¥2,987,910	¥2,633,083	¥2,827,624
Amount Change	$(1,630)	$670	$1,613	$1,252	$1,191
	¥(232,650)	¥95,629	¥230,224	¥178,698	¥169,991
Percentage Change	-2.3%	3.9%	8.3%	7.3%	6.4%
2023 Actual	$65,645	$18,025	$20,137	$17,809	$19,182
	¥9,369,511	¥2,572,708	¥2,874,154	¥2,541,879	¥2,737,847

(1)
The current forecasted non-GAAP figures exclude stock-based compensation of $1.5 million and the related income tax impact based on a 11.87% effective tax rate, which was the assumed effective tax rate applied at the time the forecast was made.

Year Ending December 31,	Basic EPS (1)	Diluted EPS (1)	Non-GAAP Basic EPS	Non-GAAP Diluted EPS
2024 Forecast - Previous	$0.94	$0.92	$1.02	$1.00
	¥134	¥131	¥146	¥143
2024 Forecast - Current	$0.99	$0.99	$1.06	$1.06
	¥141	¥141	¥151	¥151
Amount Change	$0.05	$0.07	$0.04	$0.06
	¥7	¥10	¥5	¥8
Percentage Change	5.3%	7.6%	3.9%	6.0%
2023 Actual	$0.97	$0.95	$1.05	$1.03
	¥138	¥136	¥150	¥147

(1)
The forecasted basic and diluted earnings per share (“EPS”) for the year ending December 31, 2024 were computed using forecasted weighted average shares outstanding for the year ending December 31, 2024.

The Company is updating its revenue for the fiscal year ending December 31, 2024 to be approximately $70.6M, a decrease of 2.3% from the original guidance of $72.2M. The Company thinks this predicted slight decrease in revenue is mainly due to unexpected mix of products requested by its customers, but not due to loss of business. On the contrary, the Company is now guiding higher profits compares to its original plan, due to a slightly higher gross margin and a lower operating expense. On the research and development side, the progress of tape-out for the fiscal year ending December 31, 2024 is also mostly in line with the original plan and the Company believes the result of these tape-outs will lead to additional revenues in 2025. Furthermore, the Company plans to tape-out three to four new products in 2025 and generate additional revenues for 2026 and forward.

Note on financial results forecast: The above estimates are based on certain assumptions made by the Company’s management as of the date hereof. These assumptions are based on management’s experience and perception of current conditions, trends, expected future developments and other factors believed to be appropriate in the circumstances. Such estimates are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company and may cause the Company’s actual results to differ materially from the above estimates. Although the Company’s management believes that these assumptions are reasonable, the Company cannot assure you that the Company’s business will develop in accordance with these estimates. Investors are cautioned not to rely on these estimates as it is highly likely that actual results will differ, perhaps materially. These risks include the risk factors detailed in the Company’s Securities and Exchange Commission filings, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. The Company’s independent auditors have not compiled or been involved in the preparation of the forecasted financial results for the year ending December 31, 2024 or any interim period contained therein. Accordingly, they assume no responsibility for the accuracy or presentation of this information.

Non-GAAP Financial Information

•
In the Tanshin, for the nine months ended September 30, 2024 and 2023, the Company presents non-GAAP income from operations based on the exclusion of stock-based compensation expense and non-GAAP net income based on the exclusion of stock-based compensation expense and the related tax impact.

The following tables contain a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures (in thousands):

Nine Months Ended September 30, 2024	Income from operations	Net income
GAAP	$13,271	$13,768
Stock-based compensation expense	1,194	1,194
Adjustment for taxes (1)	—	(141)
Non-GAAP	$14,465	$14,821

(1) Adjustment for taxes based on assumed 11.82% effective tax rate for fiscal 2024 as of September 30, 2024.

Nine Months Ended September 30, 2023	Income from operations	Net income
GAAP	$12,746	$12,621
Stock-based compensation expense	1,136	1,136
Adjustment for taxes (1)	—	(130)
Non-GAAP	$13,882	$13,627

(1) Adjustment for taxes based on assumed 11.43% effective tax rate for fiscal 2023 as of September 30, 2023.

Note on non-GAAP financial information: The Company uses non-GAAP measures of adjusted income from operations and net income, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company’s management believes that non-GAAP results provide useful information to the Company’s board of directors, management and investors as these non-GAAP results exclude certain expenses that management believes are not indicative of the Company’s core operating results and can be impacted by factors beyond management’s direct control, such as the market price of the Company’s Japanese Depositary Shares. These non-GAAP results are some of the primary measurements management uses to assess the Company’s performance, allocate resources and plan for future periods. Reported non-GAAP results should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute for, or superior to, GAAP results. These non-GAAP measures may differ from the non-GAAP measures reported by other companies in the Company’s industry. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures on a forward-looking basis is not available due to high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures.

•
In the Tanshin, financial statements denominated in Japanese yen are disclosed as supplementary information. The amounts were converted at 142.73 Japanese yen per U.S. dollar, which was the Telegraphic Transfer Middle Rate as per MUFG Bank, Ltd. (formerly Bank of Mitsubishi UFJ) as of September 30, 2024.
•
In the Tanshin, for the year ending December 31, 2024, the Company included a dividend forecast of $0.50 per share.

Audit Procedures:

The Tanshin is not in the scope of audit procedures by the Company’s independent auditors under the Financial Instruments and Exchange Act of Japan. Additionally, as of the date of the Tanshin, audit procedures performed in accordance with the standards of the Public Company Accounting Oversight Board in the United States have yet to be completed. The Company’s independent auditors have not compiled or been involved in the preparation of the forecasted financial results for the year ending December 31, 2024. Accordingly, they assume no responsibility for the accuracy or presentation of this information.

Forward-Looking Statements

The Tanshin and this Current Report on Form 8-K (the “Current Report”) include forward-looking statements that involve a number of risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual results may differ from those anticipated or expressed in these forward-looking statements as a result of various factors, including those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission, and the differences may be material. All statements other than statements of historical facts contained in the Tanshin and this Current Report, including statements regarding the Company’s future results of operations and financial position, financial forecast, strategy and plans, and its expectations for future operations, are forward-looking statements. The words “anticipate”, “believe,” “continue,” “could,” “design,” “estimate,” “forecast,” “intend,” “may,” “plan,” “project,” “will,” or the negative version of these words and similar expressions are intended to identify forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that it believes may affect its financial condition, results of operations, strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the following:

•	the Company’s future financial performance, including its revenue, cost of sales and operating expenses;
•	the Company’s market opportunity and its ability to effectively manage or sustain growth;
•	the Company’s ability to attract and retain end-customers in its current or future target markets;
•	the Company’s ability to continue to develop new technologies and obtain and maintain intellectual property rights protecting such technologies;
•	the Company’s ability to form and expand partnerships with technology partners and consulting partners;
•	the Company’s ability to maintain, protect and enhance its intellectual property;
•	the Company’s ability to successfully defend litigation brought against the Company;
•	new product releases and timing;
•	anticipated trends, key factors and challenges in the Company's business and the competition that it faces;
•	the effect of the health epidemics on the Company’s business and the success of any measures it has taken or may take in the future in response thereto;
•	laws and regulations applicable to the Company’s business, including the expected impact of restrictions to be imposed by trade regulations;
•	the impact of global shortages in manufacturing capacities;
•	the Company’s liquidity and working capital requirements; and
•	the Company’s expectations regarding future expenses and investments.

In light of these risks, uncertainties and assumptions the forward-looking events and circumstances discussed in the Tanshin and this Current Report may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, level of activity, performance or achievements. Any forward-looking statement made by the Company in the Tanshin and this Current Report speaks only as of the date on which it is made. The Company does not intend to update any of these forward-looking statements after the date of the Tanshin and this Current Report, except as required by law

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Techpoint, Inc.

Date: November 8, 2024	By:	/s/ Fumihiro Kozato
Fumihiro Kozato
President and Chief Executive Officer (Principal Executive Officer)